Exhibit 99.1

NAREIT REIT Week 2019 Investor Conference JUNE 4 - 6, 2019

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA operates and beliefs of and assumptions made by MAA management, involve uncertainties that could significantly affect the financial results of MAA. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and variations of such words and similar expressions are intended to identify such forward-looking statements, which are not historical in nature. In this presentation, forward-looking statements include, but are not limited to, statements about forecasted operating results, anticipated revenue and expense growth, expected acquisition and disposition activity, the outlook for new multifamily supply, anticipated capital raising and financing activities, synergies from the merger with Post Properties, anticipated occupancy rates, anticipated lease pricing, estimated development funding, the anticipated timing of completion of current development projects and the stabilization of such projects, MAA's future development projects, the anticipated stabilization of communities in lease-up, the anticipated scope of MAA's future redevelopment activities and projected redevelopment costs, incremental rent growth and incremental revenue, interest rate and other economic expectations, and other information that is not historical. All statements that address operating performance, events or developments that MAA anticipates or expects will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although MAA believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, MAA can give no assurance that its expectations will be achieved, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure as a multifamily-focused REIT to risks inherent in investments in a single industry and sector; adverse changes in real estate markets; failure of new acquisitions to achieve anticipated results or be efficiently integrated; failure of development communities to be completed, if at all, within budget and on a timely basis or to lease-up as anticipated; unexpected capital needs; changes in operating costs, including real estate taxes, utilities and insurance costs; losses from catastrophes in excess of our insurance coverage; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions; inability to attract and retain qualified personnel; cyberliability or potential liability for breaches of our privacy or information security systems; adverse legislative or regulatory tax changes; adverse legal proceedings; compliance costs associated with laws requiring access for disabled persons; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by MAA from time to time, including those discussed under the heading "Risk Factors" in MAA's most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. MAA undertakes no duty to update any forward-looking statements appearing in this presentation.

REGULATION G

This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. MAA's definitions of these non-GAAP financial measures, among other terms, and reconciliations to the most directly comparable GAAP measures, can be found in the accompanying Appendix and under the "Financial Results" navigation tab on the "For Investors" page of MAA's website at www.maac.com.

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Stronger. Well Positioned. Proven. 3 Transformative transactions over the last six years have enhanced our portfolio, our execution capabilities and our capacity to support new growth. We look forward to capturing the opportunities that lie ahead.

2019 Same Store Leasing Update 4 LEASE OVER LEASE PRICING BLENDED LEASE OVER LEASE PRICING 2018 VS. 2019 0.7% 2.4% 2.7% 7.3% 7.0% 6.9% 3.9% 4.6% 4.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Q1 2019 Apr 2019 May 2019 New Lease Renewal Blended 1.5% 2.8% 3.8% 3.9% 4.6% 4.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q1 Apr May 2018 2019

2019 Supply Outlook 5 Supply Increasing YOY Supply Declining or Unchanged YOY 52% of Same Store NOI 48% of Same Store NOI “Targeted Supply Outlook” is our internal review of third party supply data by market that is further segmented to identify new supply expected to most impact our properties, i.e. we identify supply within a certain radius of our properties to further refine market level or submarket level supply outlook While the more targeted new supply pressure picture varies from the market level supply in some metros, overall we expect a modest decline in supply for our portfolio as compared to 2018 Assuming no change in the demand outlook (job growth), this suggests some improvement in pricing fundamentals in 2019 as compared to 2018 Supply still elevated: Austin, Charleston, Charlotte, Dallas, Nashville, Savannah Supply moderate to low: Atlanta, Greenville, Houston, Jacksonville, Orlando, Phoenix, San Antonio, Tampa Overall 2019 MAA market supply picture unchanged from previous projections on absolute basis – favorability in first half expected to moderate in back half of the year Early 2020 supply expectations similar to overall 2019 Current 2019 Targeted Supply Outlook MAA Portfolio Source: Axiometrics, Internal data

2019 Same Store Update and Outlook

REVENUE			EXPENSE	
Property Revenue Growth Full Year 2019 Forecast	1.8% - 2.8% **2.3%** Midpoint		Property Expense Growth Full Year 2019 Forecast	2.6% - 3.6% **3.1%** Midpoint
Blended Lease Over Lease Pricing Full Year 2019 Forecast	2.2% - 3.2% **2.7%** Midpoint		Real Estate Tax Growth Full Year 2019 Forecast	3.75% - 4.75% **4.25%** Midpoint
Blended Lease Over Lease Pricing Per Quarter 2019	Q1 Actual Q2 Forecast Q3 Forecast Q4 Forecast	3.9% 3.0% - 3.5% 3.0% - 3.5% 1.5% - 2.0%	Building Repair and Maintenance (R&M) Expense Full Year 2019 Forecast	Expected to normalize more in the 3.0%-3.5% range for the remainder of the year as YOY comparisons get tougher
[Higher end of Lease Over Lease Pricing guidance range now expected due to Q1 2019 performance]				
Average Daily Occupancy • 95.8% - 95.9% assumed for remainder of the year • 20bps on average below prior year • Record low levels of turnover not expected to continue • Partially erodes effective rent growth			Utilities Expense Full Year 2019 Forecast	Expected to normalize more in the 3.0%-3.5% range for the remainder of the year
Fee/Reimbursement Revenue • 2% growth assumption over 2018 • Partially erodes effective rent growth			Insurance Expense Full Year 2019 Forecast	Renews July 1st 8%-10% increase expected over current rates

Results in Full Year 2019 NOI Growth Range Forecast of 1.3% - 2.3%

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2019 FFO Update and Outlook

EXPECTED FFO/SHARE

Full Year 2019[1]	$6.11 - $6.35 **$6.23** Midpoint
Q2 2019[2]	$1.45 - $1.57 **$1.51** Midpoint

- Approximately 28% of annual total overhead front-loaded in Q1 2019 due to seasonality of certain costs
- 2019 FFO/share impacted by 20bps increase in average effective interest rate due to declining debt mark-to-market credit adjustment from prior CLP merger
- One-time $0.08/share gain in Q1 2019 due to land sale will not recur in 2020

FINANCING

10-Year Unsecured Bond	AMT	$300M
	EFF RATE	4.24%
	TIMING	MAR 2019
30-Year Secured Fixed Rate	AMT	$191M
	EFF RATE	4.43%
	TIMING	FEB 2019
Future Unsecured Bond	AMT	$300M
	EFF RATE	4.25% - 4.75%
	TIMING	EST Q3-Q4 2019

TRANSACTIONS[3]

Multifamily Acquisitions NOTE: All lease up acquisitions initially dilutive	$125M - $175M **$150M** Midpoint [TIMING: 2H 2019]	
Multifamily Dispositions	$75M - $125M **$100M** Midpoint [TIMING: 2H 2019]	
Multifamily Development Funding	$100M - $150M **$125M** Midpoint	
Land Acquisitions	Q1:	PHX Development Parcel (Novel Midtown)
	APR:	ORL Development Parcel (Late 2019 start)
Land/Other Dispositions [non-recurring]	Q1:	ATL Land Parcel ($9.0M)
		MEM Office Building ($3.6M)

[1] Net income per diluted common share is expected to be in the range of $2.19 to $2.43 per diluted common share ($2.31 at the midpoint) for the full year 2019.
[2] MAA does not forecast Net income per diluted common share on a quarterly basis as MAA cannot predict the timing of forecasted acquisition and disposition activity within a particular quarter (rather than during the course of the full year).
[3] Expectations for the full year 2019

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2019 Overhead Expense Update and Outlook 8 OVERHEAD EXPENSE ( GENERAL & ADMINISTRATIVE (G&A) EXPENSE + PROPERTY MANAGEMENT EXPENSE) • Full Year 2019: $96.5M to $98.5M ($97.5M at the midpoint) • Overhead front loaded in Q1 ( ∼ 28% of total annual overhead forecasted) due to seasonality of certain costs • Total 2019 overhead expected to be approximately 6% of total revenues, better than sector average by 100 bps • O verhead as a % of revenue remains better than sector average by 100bps • This strong result achieved despite owning 40% more units and almost 3x as many markets as the sector average and carrying the lowest average rent per unit. • 2019 Overhead as a % of revenue is 30bps lower than pre - merger stand - alone MAA and PPS • Overhead expected to gain even more efficiency as both internal and external growth accelerate going forward. SECTOR COMPARISON NOTE: Sector defined as AIV, AVB, CPT, EQR, ESS, UDR; data from company filings at 4Q 2018 OVERHEAD AS A % OF REVENUE 6.2% 6.3% 6.0% 7.0% 5.4% 5.6% 5.8% 6.0% 6.2% 6.4% 6.6% 6.8% 7.0% 7.2% 2015 MAA+PPS 2016 Proforma MAA+PPS 2019F MAA 2018 Sector Average

1 National Multifamily Housing Council (NMHC), 2019 NMHC 50, published April 12, 2019; ranked largest apartment owner in the U.S. based on number of apartment units owned and operated Differentiated Portfolio Strategy • MAA has broad diversification and balance across the high - growth Sunbelt region, appealing to the largest segment of the rental market. Scale and Platform Advantages • MAA is the largest owner/operator of apartments across the United States 1 . Enhanced scale drives superior cost efficiencies and higher operating margins. • Competitive advantages in our markets drive outperformance and value creation potential. Robust Redevelopment Program • MAA’s proven redevelopment program enhances earnings potential. • Significant opportunities remain throughout portfolio. External Growth Opportunities • MAA’s exclusive focus on high - growth Sunbelt region for over 25 years, superior track record of closing performance and strong balance sheet drive robust acquisition deal flow. • Expanded growth platform through new development • Joint ventures with developers (pre - purchase of developments) Balance Sheet Strength • MAA maintains a strong investment grade balance sheet and strong dividend payout ratio - positioning us well for new growth opportunities and offering protection from potential downside pressures. A Strategy Focused On Creating Value Through The Full Market Cycle 9

A Differentiated Approach, Focus on High Growth Sunbelt Region 10 TOP 10 MARKETS BY %NOI 1; OTHER CALIFORNIA MARKETS 1 ; MAA MARKETS Seattle Los Angeles Boston San Jose San Francisco District of Columbia New York Orange County Oakland - East Bay Suburban Virginia San Diego Inland Empire Public Apartment REIT Sector Market Concentration % PUBLIC APARTMENT REIT SECTOR NOI FROM 10 LARGE COASTAL MARKETS 1 SECTOR 63% MAA 3% % PUBLIC APARTMENT REIT SECTOR NOI FROM CALIFORNIA 1 SECTOR 39% MAA 0% Differentiated Approach Within the Apartment Sector RANK MARKET NET MIGRATION 2 (000’s) 1 Dallas - Ft Worth 412 2 Phoenix 327 3 Houston 262 4 Austin 252 5 Tampa 242 6 Atlanta 214 7 Charlotte 204 8 San Antonio 192 9 Denver 183 10 Orlando 173 Top 10 US Markets 2010 – 2018 Over the last eight years almost 60% of all domestic moves were to MAA Markets. This trend is expected to accelerate. 1 Green Street Advisors, Residential Sector Update, May 22, 2019 2 US Census Bureau , Cumulative Estimates of the Components of Population Change, April 1, 2010 to July 1, 2018 - Net Migration - Domestic

11 Market Diversification and Submarket Balance across the High Growth Sunbelt Region Multifamily Markets Regional Office Corporate Office 50% 50% DIVERSIFIED IN PRICE POINTS 1,3 A to A+ B to B+ 49% 22% 18% 11% DIVERSIFIED IN SUBMARKETS 1 Inner Loop Suburban Satellite City Downtown/CBD Source: Company and Company 1Q 2019 Earnings Release Supplemental furnished with the SEC 1 Based on 3/31/2019 total multifamily portfolio gross asset value 2 Same Store NOI 3 Average effective rent/unit for 3/31/2019 of higher than $1,275 for A to A+ and $1,275 or lower for B to B+ for total multifamily portfolio TOP 20 MARKETS 1 % OF 1Q 2019 NOI 2 Atlanta, GA 12.9% Dallas, TX 8.9% Charlotte, NC 7.0% Washington, DC 6.6% Orlando, FL 6.5% Tampa, FL 6.5% Austin, TX 5.7% Raleigh - Durham, NC 4.5% Nashville, TN 4.4% Houston, TX 4.3% Fort Worth, TX 3.9% Jacksonville, FL 3.5% Phoenix, AZ 2.9% Charleston, SC 2.8% Richmond, VA 2.2% Savannah, GA 2.1% Greenville, SC 1.6% San Antonio, TX 1.2% Birmingham, AL 1.2% Kansas City, MO - KS 0.7% Total 89.4%

Diversified Portfolio in High - Growth Region 12 1.8% 2.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2012 2013 2014 2015 2016 2017 2018 Average U.S MAA Markets ANNUAL EMPLOYMENT GROWTH • Superior JOB GROWTH VS. NATIONAL AVERAGES • Favorable MIGRATION TRENDS and HOUSEHOLD FORMATIONS • FAVORABLE TAX ENVIRONMENT attracts employers and drives job growth • BUSINESS - FRIENDLY infrastructure attracts employers Source: US Bureau of Labor Statistics TOP 10 MARKETS BY % SAME STORE NOI FOR 1Q 2019 Atlanta Dallas/ Fort Worth Charlotte Wash DC Orlando Top 10 Market Highest Net Migration #1 Best Big City for Jobs #4 Fastest Growing Large US City Top 10 Strongest Economy in the US #1 Job Growth Rate in US (Large City) ~US Census Bureau, 2010 - 2018 ~Forbes, 2017 ~WalletHub, 2018 ~Business Insider, 2018 ~US Bureau of Labor Statistics, 2017 - 2018 Tampa Austin Raleigh/ Durham Nashville Houston #3 City with Most Jobs in 2019 #1 Best Places to Live #2 Best Place for Business and Careers #3 Best Big City for Jobs #1 Top Metro for Economic Growth Potential ~Manpower Group ~US News & World Report, 2018 ~Forbes, 2018 ~Forbes, 2017 ~Business Facilities, 2018

1 WASHINGTON, DC 4,080 Units | 6.6% NOI DALLAS - FORT WORTH 13,653 Units | 12.8 % NOI TOP 10 MARKETS BY % SAME STORE NOI FOR 1Q 2019 Diversified Portfolio in High - Growth Region 13 CHARLOTTE 6,149 Units | 7.0% NOI ORLANDO 5,274 Units | 6.5% NOI ATLANTA 10,664 Units | 12.9% NOI 1 2 4 3 5

NASHVILLE 4,055 Units | 4.4% NOI AUSTIN 6,475 Units | 5.7% NOI TOP 10 MARKETS BY % SAME STORE NOI FOR 1Q 2019 Diversified Portfolio in High - Growth Region 14 RALEIGH/DURHAM 4,397 Units | 4.5% NOI HOUSTON 4,867 Units | 4.3% NOI TAMPA 5,220 Units | 6.5% NOI 6 7 9 8 10

Operational Strength 15 Same Store NOI Margin Improvement • MAA platform capabilities applied to CLP and PPS portfolios drive meaningful margin expansion • PPS margin improvement to date has been expense driven . Opportunities to be captured are associated with revenue management practices and unit interior redevelopment program. 1 Legacy Colonial Same Store Portfolio as defined in previous Company filings 2 Post Adjusted Same Store Portfolio as defined in previous Company filings 3 Includes adjustment to normalize real estate taxes 4 Estimated NOI margin after capturing all “NOI Margin” and “Redevelopment Pipeline” opportunities discussed at time of merger 62.3% 63.5% 65.8% 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 2016 Actual 2018 Actual Full Synergy Capture PPS Portfolio NOI Margin 2 4 60.2% 63.1% 58.0% 59.0% 60.0% 61.0% 62.0% 63.0% 64.0% 2013 Actual 2017 Actual CLP Portfolio NOI Margin 1 Scale of operations resulting from mergers supports investments in technology and programs superior to those used by smaller, less sophisticated third party managers - that are more prevalent in our markets - to drive long - term market outperformance. 3

Operational Advantages Drive Value 16 18,371 37,779 58,268 79,884 102,673 126,686 151,974 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2013 2014 2015 2016 2017 2018 2019F MAA’S ESTABLISHED EXPENSE MANAGEMENT PRACTICE STANDS OUT AMONG P EERS Since 2013, including 2019 expectations, the average annual property expense growth for MAA is 2.5% vs the sector average 1 of 3.1% 1. Unique shop stocking program drives down maintenance and turn costs 2. Proactive utility monitoring and management program 3. Proactive lease expiration management and inventory readiness practices 4. Superior use of web screening and capture technology to efficiently drive qualified leasing traffic; high capture rate 5. Enhanced scale, size and efficiencies in procurement of third party products and services associated with property operations Source: Company reports 1 Sector defined as AIV, AVB, CPT, EQR, ESS, UDR, PPS (through 2016), HME (through 2014), AEC (through 2014), CLP (through 2013), BRE (through 2013) VALUE CREATION FROM PROPERTY OPERATING EXPENSE SAVINGS Reported Same Store Annual value creation (in $000s) created by MAA’s lower annual expense growth of 2.5% vs. sector average of 3.1%, assuming a 5.3% cap rate

Strong Value Creation through Redevelopment Program 17 Over 28,000 units redeveloped during past 5 years Redevelopments are performed on turn at select communities, minimizing down time and allowing us to continually refine the program for real - time improvements Standard program includes kitchen and bath upgrades • Stainless appliances • Counter top replacement • U pdated cabinetry • Plumbing and light fixture updates • Flooring Approximately 17,000 units (including legacy PPS portfolio) identified for redevelopment across same store portfolio with potential to create additional rent growth value. SCOPE OPPORTUNITY Before After Post Parkside, Orlando, FL 2017A 2018A 2019F Production 8,375 8,155 7,500 - 8,500 Average Per Unit Cost $5,463 $6,138 $6,000 - $7,000 Average Rent Increase 8.8% 10.5% 9.0% - 10.0% RESULTS

Future Opportunity to Capture 18 Robust Pipeline of Units Yet to be Redeveloped MAA REDEVELOPMENT PIPELINE Remaining Identified Redevelopment Opportunity Future Value Opportunity Revenue At 5.3% Cap Rate Net Value Creation $23.0M $434.0M $326.5M Legacy MAA Legacy CLP Legacy PPS Total MAA Units 3,176 4,855 8,647 16,678 Capital $14.3M $22.0 $71.2 $107.5M Incremental Revenue $3.0M $4.6M $15.4M $23.0M Top 10 2019 Markets For Redevelopment Atlanta, GA 1,458 units Dallas, TX 748 units Charlotte, NC 695 units Tampa, FL 688 units Orlando, FL 431 units Charleston, SC 419 units Raleigh/Durham, NC 386 units Washington, DC 326 units Nashville, TN 315 units Phoenix, AZ 293 units 17K units of opportunity < 350 Redeveloped Units +350 Redeveloped Units

Development Pipeline and Lease-ups Poised To Deliver Value

- Established history and success of disciplined capital deployment will govern growth through new development
- Manage the design and investment from an owner/operator perspective; optimize long-term margins
- In pre-development stage on opportunities in **Denver, Houston and Orlando**

6.2%
AVERAGE EXPECTED STABILIZED NOI YIELD

$14M - $15M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE DEVELOPMENTS AT 3/31/2019

PROPERTY	MSA	TOTAL UNITS	TOTAL EXP COST (IN MILLIONS)	EXPECTED INITIAL DELIVERY	EXPECTED STABILIZATION[1]
Post Parkside at Wade III	Raleigh, NC	150	$ 25.0	3Q 2019	1Q 2020
Sync 36 II	Denver, CO	79	$ 24.5	4Q 2019	1Q 2020
Copper Ridge II	Fort Worth, TX	168	$ 30.0	1Q 2020	1Q2021
Post Sierra at Frisco Bridges II	Dallas, TX	348	$ 69.0	2Q 2020	3Q 2021
Novel Midtown[2]	Phoenix, AZ	345	$ 82.0	3Q 2020	3Q 2022
TOTAL ACTIVE DEVELOPMENTS		**1,090**	**$ 230.5**		

6.1%
AVERAGE BLENDED STABILIZED NOI YIELD

$18.5M - $19.5M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE LEASE-UPS AT 3/31/2019

PROPERTY	MSA	TOTAL UNITS	TOTAL EXP COST (IN MILLIONS)	PHYSICAL OCCUPANCY	EXPECTED STABILIZATION[1]
Sync 36 I	Denver, CO	374	$ 104.5	94.1%	2Q 2019
Post River North	Denver, CO	359	$ 87.8	93.9%	2Q 2019
1201 Midtown II	Charleston, SC	140	$ 27.9	42.1%	3Q 2019
Post Centennial Park	Atlanta, GA	438	$ 95.2	39.5%	4Q 2019
TOTAL ACTIVE LEASE-UPS		**1,311**	**$ 315.4**	**70.3%**	

Source: Company 1Q 2019 Earnings Release Supplemental furnished with the SEC
[1] Communities are considered stabilized after achieving 90% occupancy for 90 days
[2] MAA owns 80% of the joint venture that owns this property

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CREDIT METRICS AT 3/31/2019 MAA SECTOR AVG 3 Total debt / adjusted total assets 1 32.6% 31.9% Total secured debt / adjusted total assets 1 4.7% 7.2% Unencumbered NOI / total NOI 90.2% 85.4% Net d ebt / recurring adjusted EBITDA re 2 4.96x 4.97x Consolidated income available for debt service to total annual debt service charge 1,2 5.02x 5.46x Weighted average maturity of debt (in years) 6.8 7.1 0.0% 10.8% 6.1% 13.5% 57.0% 12.6% DEBT MATURITY PROFILE 1 ($ IN MILLIONS ) AT 3/31/2019 1 MAA calculations as specifically defined in Mid - America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 1Q 2019 c ompany filings % MATURING 7% 8% 8% 15% 8% 54% $333 $308 $345 $665 $359 $2,463 $75 2019 2020 2021 2022 2023 2024+ Debt Unsecured revolving credit facility 1 Debt excluding unsecured revolving credit facility Weighted Average Interest Rate 3.9% Weighted Average Maturity 6.8 years Strong Balance Sheet and Manageable Debt Maturity Profile 20 1

Solid Investment Grade Balance Sheet 21 DEBT SUMMARY ($ IN MILLIONS) AT 3/31/2019 Unsecured Bonds $2,671 58.7% Unsecured Term Loans 1,140 25.1% Unsecured Revolving Credit Facility 75 1.6% Total Unsecured Debt $3,886 85.4% Total Secured Debt $662 14.6% TOTAL DEBT $4,548 Note : Total Capitalization equals common shares and units outstanding multiplied by the closing stock price on 3 / 29 / 2019 plus preferred shares outstanding at the $ 50 per share redemption price, plus total debt outstanding . Secured Debt 3.8% Unsecured Debt 22.2% Preferred Equity 0.2% Common Equity 73.8% $12.9B Common Equity $4.5B Total Debt DEBT/TOTAL CAPITALIZATION: 26.0% $0.04B Preferred Equity CREDIT RATINGS Standard & Poor’s Rating Services BBB+ OUTLOOK STABLE Moody’s Investors Service Baa1 OUTLOOK STABLE Fitch Ratings BBB+ OUTLOOK STABLE

$2.46 $2.46 $2.51 $2.64 $2.78 $2.92 $3.08 $3.28 $3.48 $3.69 $3.84 79.9% 79.6% 76.1% 66.7% 74.3% 66.7% 62.0% 66.1% 65.7% 68.2% 69.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F Dividends AFFO Payout Ratio Differentiated Strategy and Superior Execution Drives Long - term Value Creation 22 Long - Term Outperformance 1 YR 3 YR 5 YR 10 YR 15 YR 20 YR MAA 31.2% 8.2% 14.0% 17.3% 13.2% 14.6% SECTOR PEER AVG 1 30.6% 10.5% 12.9% 19.6% 12.1% 12.7% ANNUAL COMPOUNDED TOTAL SHAREHOLDER RETURN at May 24, 2019 MAA DIVIDENDS AND AFFO PAYOUT RATIO 2 2009 – 2019F SOURCE: S&P Global, Company 1 Sector peer average includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR 2 AFFO Payout Ratio is defined as annual dividends paid or forecasted to be paid divided by annual AFFO per Share diluted

Continuing & Enhanced Focus on ESG

Our long-term commitment to sustainability and responsibly managing our relationships is an essential part of how we provide exceptional service and value for our stakeholders. We are dedicated to continuous progress and have established a sustainability council focused on tracking and enhancing our environmental, social and governance efforts.

Environmental Stewardship

CONSERVING RESOURCES

- Low-flow plumbing fixtures
- Irrigation efficiencies, rainwater harvesting, reclaimed water and well water usage
- Community landscaping to minimize turf and include drought tolerant plant material

REDUCING WASTE

- On-site trash recycling options for residents
- Online leasing and communication tools
- Vendor partnerships to recycle carpet and other flooring materials; use of carpets made with recycled content

INCREASING EFFICIENCY

- Reduced watt, high performance lighting fixtures in community breezeways and common areas (LED, fluorescent, and induction lighting)
- Energy Star rated appliances

Social Responsibility

EMPOWERING ASSOCIATES

- Competitive compensation and benefits packages, recognition programs, and growth opportunities
- Ongoing training
- The latest technology and proven systems
- Associate engagement including internal communications, reviews and surveys

CARING FOR RESIDENTS

- STAR Service Program and routine resident surveys
- Online resident portal for ease of transactions, service request submission and communication
- Property amenities to promote healthy lifestyles

REACHING THE COMMUNITY

- Corporate charity, Open Arms Foundation, provides temporary housing to families who must travel for medical treatment. Over 2,900 families helped to date.

Corporate Governance

BUILDING CONFIDENCE

- Corporate Governance Guidelines encompassing board and committee structure, director and executive officer standards and stock ownership requirements
- Code of conduct and ethical standards applying to all MAA associates and directors
- Governance practices overseeing policies and standards related to shareholder rights and proxy access
- Performance-based, equity compensation aligning executive goals with the long-term best interests of our shareholders
- Transparency and accountability of financial reporting, auditing and internal controls through risk oversight and anonymous submission platform
- Strong governance ratings from Green Street Advisors and Institutional Shareholder Services

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• Reconciliation of Non - GAAP Financial Measures • Definitions of Non - GAAP Financial Measures and Other Key Terms APPENDIX 24 At March 31, 2019

Reconciliation of Non - GAAP Financial Measures 25 RECONCILIATION OF FFO, AFFO AND FAD TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Amounts in thousands, except per share and unit data Three months ended March 31, 2019 2018 Net income available for MAA common shareholders $ 62,738 $ 48,097 Depreciation and amortization of real estate assets 121,210 119,566 Loss on sale of depreciable real estate assets 13 — Depreciation and amortization of real estate assets of real estate joint venture 145 145 Net income attributable to noncontrolling interests 2,298 1,801 Funds from operations attributable to the Company 186,404 169,609 Recurring capital expenditures (12,560) (9,477) Adjusted funds from operations 173,844 160,132 Redevelopment capital expenditures (12,445) (10,784) Revenue enhancing capital expenditures (8,039) (4,663) Commercial capital expenditures (1,419) (1,051) Other capital expenditures (3,977) (9,627) Funds available for distribution $ 147,964 $ 134,007 Dividends and distributions paid $ 113,271 $ 108,741 Weighted average common shares - diluted 113,933 113,507 FFO weighted average common shares and units - diluted 118,018 117,893 Earnings per common share - diluted: Net income available for common shareholders $ 0.55 $ 0.42 Funds from operations per Share - diluted $ 1.58 $ 1.44 Adjusted funds from operations per Share - diluted $ 1.47 $ 1.36

Reconciliation of Non - GAAP Financial Measures 26 RECONCILIATION OF NET OPERATING INCOME TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Dollars in thousands Three Months Ended March 31, 2019 December 31, 2018 March 31, 2018 Net Operating Income Same Store NOI $ 237,439 $ 238,258 $ 231,655 Non - Same Store NOI 14,362 13,176 9,958 Total NOI 251,801 251,434 241,613 Depreciation and amortization (122,789) (121,541) (120,744) Property management expenses (13,842) (12,054) (12,880) General and administrative expenses (13,153) (9,063) (10,132) Merger and integration expenses — (609) (3,799) Interest expense (45,700) (44,454) (40,905) Loss on sale of depreciable real estate assets (13) (18) — Gain on sale of non - depreciable real estate assets 8,963 662 150 Other non - operating income (expense) 935 (631) (2,341) Income tax expense (641) (785) (640) Income from real estate joint venture 397 576 498 Net income attributable to noncontrolling interests (2,298) (2,235) (1,801) Dividends to MAA Series I preferred shareholders (922) (922) (922) Net income available for MAA common shareholders $ 62,738 $ 60,360 $ 48,097

Reconciliation of Non - GAAP Financial Measures 27 (1) Included in Other non - operating income on the Consolidated Statements of Operations RECONCILIATION OF EBITDA, EBITDA re , ADJUSTED EBITDA re AND RECURRING ADJUSTED EBITDA re TO NET INCOME Dollars in thousands Three Months Ended Twelve Months Ended March 31, 2019 March 31, 2018 March 31, 2019 December 31, 2018 Net income $ 65,958 $ 50,820 $ 246,160 $ 231,022 Depreciation and amortization 122,789 120,744 491,804 489,759 Interest expense 45,700 40,905 178,389 173,594 Income tax expense 641 640 2,612 2,611 EBITDA 235,088 213,109 918,965 896,986 Loss on sale of depreciable real estate assets 13 — 52 39 Adjustments to reflect the Company's share of EBITDA re of unconsolidated affiliates 338 305 1,275 1,242 EBITDA re 235,439 213,414 920,292 898,267 Loss (gain) on debt extinguishment (1) 8 (219) (1,952) (2,179) Net casualty gain and other settlement proceeds (1) (1,544) (9) (2,259) (724) Gain on sale of non - depreciable assets (8,963) (150) (13,345) (4,532) Adjusted EBITDA re 224,940 213,036 902,736 890,832 Merger and integration expenses — 3,799 5,313 9,112 Recurring Adjusted EBITDA re $ 224,940 $ 216,835 $ 908,049 $ 899,944

Reconciliation of Non - GAAP Financial Measures 28 RECONCILIATION OF NET DEBT TO UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE Dollars in thousands March 31, 2019 December 31, 2018 Unsecured notes payable $ 3,886,236 $ 4,053,302 Secured notes payable 661,862 475,026 Total debt 4,548,098 4,528,328 Cash and cash equivalents (44,623) (34,259) Net Debt $ 4,503,475 $ 4,494,069 RECONCILIATION OF GROSS ASSETS TO TOTAL ASSETS Dollars in thousands March 31, 2019 December 31, 2018 Total assets $ 11,303,762 $ 11,323,781 Accumulated depreciation 2,668,708 2,549,287 Gross Assets $ 13,972,470 $ 13,873,068 RECONCILIATION OF GROSS REAL ESTATE ASSETS TO REAL ESTATE ASSETS, NET Dollars in thousands March 31, 2019 December 31, 2018 Real estate assets, net $ 11,099,997 $ 11,151,701 Accumulated depreciation 2,668,708 2,549,287 Cash and cash equivalents 44,623 34,259 Gross Real Estate Assets $ 13,813,328 $ 13,735,247

Reconciliation of Non - GAAP Financial Measures 29 RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE 2019 Full Year Guidance Range Low High Earnings per common share - diluted $ 2.19 $ 2.43 Real estate depreciation 4.10 4.10 Amortization other 0.04 0.04 Gains on sale of depreciable assets (0.22) (0.22) FFO per Share - diluted 6.11 6.35 Recurring capital expenditures (0.64) (0.64) AFFO per Share - diluted $ 5.47 $ 5.71

Definitions of Non-GAAP Financial Measures

Adjusted EBITDAre

For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, is composed of EBITDAre adjusted for net gain or loss on non-depreciable asset sales, insurance and other settlement proceeds, and gain or loss on debt extinguishment. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre does not include various income and expense items that are not indicative of operating performance. MAA's computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

Adjusted Funds From Operations (AFFO)

AFFO is composed of FFO less recurring capital expenditures. In order to better align the classification of capital expenditures with business goals, certain capital expenditures related to commercial properties have been reclassified out of recurring and revenue enhancing capital expenditures for comparative purposes. AFFO should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers AFFO to be an important measure of performance from operations because AFFO measures the ability to control revenues, expenses and recurring capital expenditures.

EBITDA

For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

EBITDAre

For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA, as defined above, excluding the gain or loss on sale of depreciable asset sales and plus adjustments to reflect MAA's share of EBITDAre of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre does not include various expense items that are not indicative of operating performance. While MAA's definition of EBITDAre is in accordance with NAREIT's definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

Funds Available for Distribution (FAD)

FAD is composed of FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.

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Definitions of Non-GAAP Financial Measures

Funds From Operations (FFO)

FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gains or losses on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA's definition of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Gross Assets

Gross Assets represents Total assets plus Accumulated depreciation. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Gross Real Estate Assets

Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation and Cash and cash equivalents. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Net Debt

Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents. MAA believes Net Debt is a helpful tool in evaluating its debt position.

Net Operating Income (NOI)

Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

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Definitions of Non-GAAP Financial Measures

Recurring Adjusted EBITDAre

Recurring Adjusted EBITDAre represents Adjusted EBITDAre further adjusted to exclude certain items that are not considered part of MAA's core business operations such as acquisition and merger and integration expenses. MAA believes Recurring Adjusted EBITDAre is an important performance measure as it adjusts for certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. MAA's definition of Recurring Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Recurring Adjusted EBITDAre. Recurring Adjusted EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance.

Same Store NOI

Same Store NOI represents total operating revenues less total property operating expenses, excluding depreciation, for all properties classified within the Same Store Portfolio during the period. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

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Definitions of Other Key Terms

Average Effective Rent per Unit

Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit.

Average Physical Occupancy

Average Physical Occupancy represents the average of the daily physical occupancy for the quarter.

Development Communities

Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio.

Lease-up Communities

New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized after achieving at least 90% occupancy for 90 days.

Non-Same Store Portfolio

Non-Same Store Portfolio includes recent acquisitions, communities that have been identified for disposition, and communities that have undergone a significant casualty loss.

Same Store Portfolio

MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized after achieving at least 90% occupancy for 90 days. Communities that have been approved by MAA's Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the Same Store Portfolio.

Total Market Capitalization

Total Market Capitalization equals the number of shares of common stock plus units not held by MAA at period end multiplied by the closing stock price at period end, plus total debt outstanding.

Unencumbered NOI

Unencumbered NOI represents NOI generated by unencumbered assets (as defined in MAALP's bond covenants).

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